Exhibit 99.1

September 2007

Safe Harbor

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:

This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates” or similar expressions that indicate future events and trends. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.

The forward-looking statements in this presentation are made only as of the date of this presentation. We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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TerreStar Overview

➢	TerreStar Corporation
  Publicly traded parent company (NASDAQ: “TSTR”)
-	TerreStar Networks (“TSN”) ownership is approximately 86%
-	TerreStar Global ownership is approximately 86%
-	Beneficially owns 44.4 million shares of SkyTerra

➢	TerreStar Networks plans to develop, build and operate an all IP-based integrated satellite and ancillary terrestrial component (“ATC”) mobile communications network
  TSN has rights to use 20 MHz of ATC eligible MSS S-band spectrum
  The network will provide seamless, ubiquitous mobile communication services throughout the U.S. and Canada
  TerreStar Canada Ownership is approximately 47%

➢	TSN plans to address growing government, enterprise and consumer demand for wireless mobile voice and data services
Focus on government’s need for reliable emergency communications system Market the services on a wholesale basis as a “carrier’s carrier”
➢	TerreStar Global, an 86% owned subsidiary of TerreStar Corporation, plans to develop and operate an all IP-based integrated satellite and Complementary Ground Component (“CGC”) mobile communications network in Europe

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Corporate Structure

BCE (Canada)
TerreStar Corporation
44.4mm SKYT shares
SkyTerra
Individuals
<1%
86%
12%
2%
100%
TMI (Canada)
TerreStar Networks
TerreStar Global
67%
33%
TerreStar HoldCo (Canada)
TS Austria GmbH
TS Asia Ltd. (Hong Kong)
80%
20%
TerreStar OpCo (Canada)
$500 million Senior Secured PIK Notes

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TerreStar Networks Strategy

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TerreStar Networks Strategy: Path to Success

➢	Secure The License
“Smart” Build FCC Milestones
➢	De-Risk the Business
  Management
  Technology
  Partners & Suppliers

➢	Prudent Capital Plan
➢	Pre-Subscribe the Service
➢	Broaden Exit/Partner Opportunities
➢	Leverage TerreStar Brand Internationally

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TerreStar Networks Key Highlights

20 MHz of Spectrum	ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada Adjacent to PCS spectrum used by national wireless carriers Significant underlying value based on recent FCC AWS Auction 66
Advanced Network & Technology	All IP-enabled next generation network Seamlessly integrated satellite and terrestrial system Prioritization of service capability in case of disaster or emergencies Universal chipsetTM architecture
Strong Strategic Relationships
  Cooperative Research and Development Agreement with U.S. federal government in place
  Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture

Large Market Opportunity
  High demand for wireless services – $163B¹ revenue opportunity by 2010
  Governments’ heightened focus on public safety and Homeland Security
  Enterprises expanding wireless applications to improve operations

Scalable Business Model	Wholesale / “carrier’s carrier” operating strategy Buildout in several key markets based on customer demand

   1 Based on IDC Research, March 2006

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Federal Government

➢	Agreement in Place with the Federal Government
  Cooperative Research and Development Agreement (“CRADA”) signed between U.S. Defense Information Systems Agency (“DISA”) and TSN in October 2006 to develop a North American emergency response communications network
  Positions TSN as a collaborator with the government to develop required services and become the only qualified provider to a variety of public safety and defense users

-	2-year agreement
-	Third-party participation by mutual agreement only
-	Information exchanged is classified, proprietary and FOIA exempt
-	Authorized security clearances for 15 personnel

➢	CRADA intended to provide government requirements upon which procurement will be based
  Ensure continuity of government communications in event of a disaster
  Provide backup platform for command and control of federal, state and local officials

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State & Local: Vermont

➢	Vermont’s e-State Initiative - Universal Access to Wireless Communications
  To ensure that every resident of and visitor to Vermont has open, secure access to next-generation wireless and broadband communications services regardless of where they are or their circumstances by 2010

➢	TSN and the State of Vermont have established a Demonstration Project pursuant to HB 248.
  Demonstrate TSN’s next generation network’s capabilities in a rural environment to enable the government to deliver universal wireless and broadband coverage cost effectively.

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Commercial & Enterprise Opportunities

➢	Full Business Partnerships for new entrant
  Telematics & Machine-to-Machine Business Models
  Quad-Play Strategies
  Internet & DBS models

➢	Existing and Incumbent Wireline & Wireless Opportunities
  Metro Expansions

-	Strategic Business Agreement with Simply Wireless
  No-gap, Ubiquitous Global Roaming
  Rural Communications, serving the underserved
  MVNO

-	Joint Development and Marketing Agreement with telSPACE

➢	Opportunities with Existing Wireless Operators
  Substantial Additional Services through Increased Spectrum
  Modernize and Enhance Capabilities through and all IP network
  Overall Business Opportunity Expansion through Satellite

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Industry Leading Partners and Suppliers

2GHz MSS
Satellite Direct
ATC Using MSS
2GHz Frequency
Ka/Ku - Band
Feeder Links
Geographically
Diverse
Earth Stations
Standard Communication Networks
IP Cloud/
PSTN

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Significant Development Progress

TerreStar Networks Strategy
➢  Securing License
➢  De-Risking Business
➢  Pre-Subscribing Service
➢  Broadening Exit/Partner Opportunities

Assets & Capabilities

  Most powerful two-way commercial communications geostationary satellite
  Beam coverage: United States, Canada, Puerto Rico, Hawaii and Alaska
  Capable of generating approximately 500 simultaneous spot beams
  TerreStar -2 (spare) underway
  2 satellite Gateways
  ATC global IP license portfolio

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Advanced Technology, Diverse Devices;
Unified by the Universal Chipset

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TerreStar Global

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TerreStar Global - History

➢	July 2005: TerreStar Networks (Bermuda) Ltd. (now “TerreStar Global Ltd.”) created as wholly owned subsidiary of TerreStar Networks Inc.

➢	February 2006: TerreStar Global Ltd. spun-off to shareholders of TerreStar Networks Inc
  Provides vehicle to:
-	Pursue global expansion strategy independent of TerreStar Network’s North American business plan
-	Build European company to leverage North American Intellectual Property and experience
-	Access international capital markets
  TerreStar Austria GmbH formed in March 2007
-	1st European subsidiary to support development efforts with Telekom Austria — “Austrian Model”
  TerreStar Asia Ltd. (Hong Kong) formed in March 2007
-	1st Asian subsidiary formed to support development efforts in Asia

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EU Selection and Authorization Process for MSS

➢	August 22, 2007: The European Commission issued a proposal for a decision of the European Parliament and of the Council
  Proposal resulted from working group and public consultation effort
  Proposes Article 95 decision (legally binding on EU member states)
  Establishes a pan-EU Selection and Authorization Process
➢	First selection phase based on a milestone review process

➢	Second selection phase (in event of spectrum shortage)
  Consumer and competitive benefits
  Spectrum efficiency
  Pan-EU geographic coverage
  Public policy objectives
➢	Objective to complete the selection and authorization process at the end of 2008 – beginning of 2009

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Finance

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Balance Sheet Summary

($ millions)
June 30,2007
Cash and Cash Equivalents	$268
Escrow for TerreStar 1 construction	3
Total Cash	$271

Senior Secured PIK notes due 2014	500
Accrued Interest	29
Total Debt	$529

Preferred Equity	409
Common Equity	352
Total Stockholders' Equity	$761

Total Capitalization	$1,290

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Operating and Capital Expenses: Jul – Dec 2007

$ millions		Total
Capital Expenditures including:		$150-235
-	Satellites – TerreStar 1 and 2
-	ATC Network
-	Handset/Chipset Development
Operating Expenses		20-35
Total Funding Requirements		$170-$270

Additional Near-Term Capital Resources	➢ Parent liquidity from SKYT shares ➢ Vendor financing capacity ➢ Potential equity/debt offerings
Remaining Network Buildout

➢  Approximately $120M of commitments in 2008 for satellites, satellite ground facilities and related software

➢  Final launch payment and insurance due in 2008 of $75-90M

➢  $40-60M per market for buildout of ATC network

       Initial strategy is to launch in several key markets

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Attractive Spectrum Position

  Two contiguous and cleared 10 MHz blocks in 2 GHz MSS S-band
  All ATC-eligible
  Ubiquitous coverage in U.S. and Canada
  Adjacent to PCS and AWS operators
  Significant underlying value

Mobile Wireless Spectrum Frequencies (MHz)

TSN’s spectrum is equivalent in nature to AWS and PCS spectrum The satellite network and universal chipsetTM are incremental components to the MSS/ATC architecture

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Substantial Underlying Spectrum Value

AWS Auction 66 Transactions ($/MHz POP)

Other Recent PCS Transactions ($/MHz POP)

➢ Implied spectrum value of over $4 billion² based on AWS-Auction 66 REAG market values ➢ 700 MHz Auction: Expected to commence in January 2008

Source: Wall Street Research

1 Based on FCC determined value of $4.8 billion. Assumes 290 million US POPs

2 Based on $0.65/MHz POP of average D, E, and F Auction 66 REAG values, 330 million POPs, and 20 MHz of spectrum

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Key Highlights

20 MHz of Spectrum	ATC eligible S-band spectrum in the 2 GHz range in U.S. and Canada Adjacent to PCS spectrum used by national wireless carriers Significant underlying value based on recent FCC AWS Auction 66
Advanced Network & Technology	All IP-enabled next generation network Seamlessly integrated satellite and terrestrial system Prioritization of service capability in case of disaster or emergencies Universal chipsetTM architecture
Strong Strategic Relationships
  Cooperative Research and Development Agreement with U.S. federal government in place
  Vendor relationships for construction and launch of satellite, buildout of ground segment, and development of universal chipsetTM architecture

Large Market Opportunity
  High demand for wireless services – $163B¹ revenue opportunity by 2010
  Governments’ heightened focus on public safety and Homeland Security
  Enterprises expanding wireless applications to improve operations

Scalable Business Model	Wholesale / “carrier’s carrier” operating strategy Buildout in several key markets based on customer demand

   1 Based on IDC Research, March 2006

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